UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011 (September 1, 2010)

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-153135	26-3136483
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

Heron Tower, 70 East 55th Street, 9th Floor
New York, NY  10022
(Address of principal executive offices)

(212) 843-1601
Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 8, 2010, Bluerock Enhanced Multifamily Trust, Inc. (which may be referred to as the “Company,” “we,” “our,” or “us”) filed a Form 8-K dated September 1, 2010 with regard to an  investment in a joint venture which acquired a 240-unit multifamily community known as St. Andrews Apartments, which we have subsequently renamed The Estates at Perimeter.  We hereby amend the Form 8-K dated September 1, 2010 to provide the required financial information related to our investment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired	Page

The Estates at Perimeter

Independent Auditors’ Report	3
Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	4
Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2010 (unaudited) and for the year ended December 31, 2009	5

(b)	Pro Forma Financial Information.

Bluerock Enhanced Multifamily Trust, Inc.

Summary of Unaudited Pro Forma Consolidated Financial Statements	7
Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010	8
Notes to Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2010	9
Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010	10
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2010	11
Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	12
Notes to Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2009	13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Bluerock Enhanced Multifamily Trust, Inc.

We have audited the accompanying statement of revenues and certain operating expenses of St. Andrews Apartments for the year ended December 31, 2009.  This statement is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain operating expenses is free of material misstatement.  The St Andrews Apartments is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of St Andrews Apartments’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain operating expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain operating expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of St. Andrews Apartments’ revenues and expenses.

In our opinion, the statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2 of St. Andrews Apartments for the year ended December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Freedman & Goldberg
Certified Public Accountants
Farmington Hills, MI
January 19, 2011

ST. ANDREWS APARTMENTS
STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

	For the Nine Months Ended September 30, 2010	For the Year Ended December 31, 2009
	(unaudited)
Revenues
Rental revenue	$1,979,207	$2,639,691
Tenant reimbursements and other income	159,494	208,890
Total revenues	2,138,701	2,848,581

Certain Operating Expenses
Property Operating Expenses	299,831	394,896
Property taxes and insurance	202,754	241,887
Management Fees	64,157	119,500
General and administrative	210,470	288,269
Total Certain operating expenses	777,212	1,044,552

Revenues in excess of certain operating expenses	$1,361,489	$1,804,029

See accompanying notes

ST. ANDREWS APARTMENTS
NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES
For the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009

1.           DESCRIPTION OF REAL ESTATE PROPERTY

On September 1, 2010, through a wholly owned subsidiary, Bluerock Enhanced Multifamily Trust, Inc. (the “Company”) completed an investment in a joint venture along with Bluerock Special Opportunity + Income Fund II, LLC (“BEMT Co-Investor II”), an affiliate of the Company’s sponsor, and Trade Street Capital (“Trade Street”), an unaffiliated entity, to acquire a 240-unit multifamily community known as St. Andrews Apartments (the “Augusta Property”), located in Augusta, GA, from St. Andrews Augusta, LLC, an unaffiliated entity.

The Augusta Property is located in Augusta, GA which is the second-largest metro area in that state.  The property is comprised of 240 units, featuring one-, two- and three-bedroom layouts within 10 three-story buildings.  The property contains approximately 266,148 rentable square feet and the average unit size is 1,109 square feet.  The community features include gated access, a clubhouse with swimming pool and conference room, and a fitness center.  As of September 30, 2010, the property had an annual average market rent of $11,835 per unit and was 95% occupied.

The aggregate purchase price for the Augusta Property was approximately $24.95 million, plus closing costs.

2.           BASIS OF PRESENTATION

The statements of revenues and certain operating expenses (the “Historical Summaries”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The Historical Summaries include the historical revenue and certain operating expenses of the Augusta property, exclusive of interest, depreciation and amortization, and general and administrative costs which may not be comparable to the proposed future operations of the Augusta property.

3.           INTERIM UNAUDITED FINANCIAL INFORMATION

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2010, included in this report, are unaudited.  In the opinion of our management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included.  Such adjustments consist of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

An audited statement of revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors (i) the Augusta Property was acquired from an unaffiliated party and (ii) based on due diligence of the Augusta Property by Bluerock Enhanced Multifamily Trust, Inc., management is not aware of any material factors relating to the Augusta Property that would cause the financial information not to be indicative of future operating results.

Square footage, occupancy and other measures used to describe real estate included in the notes to the statements of revenues and certain operating expenses are presented on an unaudited bases.

4.           SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

The Augusta property operations consist of rental income earned from its tenants under lease agreements with terms of one year or less.  Rental income is recognized when earned.  This policy effectively results in income recognition on the straight-line method over the related terms of the leases.

Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period.  Actual results could materially differ from those estimates.

5.           SUBSEQUENT EVENTS

We have evaluated subsequent events for recognition or disclosure through the date the financial statements were issued.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Summary of Unaudited Pro Forma Consolidated Financial Information

The following pro forma information should be read in conjunction with the consolidated balance sheets of Bluerock Enhanced Multifamily Trust, Inc. (“the Company”) as of December 31, 2009 and September 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the nine months ended September 30, 2010, and the notes thereto.  The consolidated financial statements of the Company as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the nine months ended September 30, 2010 have been included in the Company’s prior filings with the SEC on March 31, 2010 and January 18, 2011 and our restated consolidated financial statement as of and for the year ended December 31, 2009 filed with the SEC on January 19, 2011.  In addition, this pro forma information should be read in conjunction with the statements of revenues and certain operating expenses and the notes thereto of The Estates at Perimeter (the “Augusta property”).

The following unaudited pro forma consolidated balance sheet as of September 30, 2010 has been prepared as if we had acquired the 25% indirect interest in the Augusta property on September 30, 2010 and we had qualified as a REIT, distributed 90% of its taxable income and, therefore, incurred no income tax benefit or expense during the period.

The following unaudited pro forma statements of operations for the year ended December 31, 2009 and the nine months ended September 30, 2010 have been prepared as if we had acquired the 25% indirect interest in the Augusta property on January 1, 2009.

The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been had we completed the transaction as of the beginning of the periods presented, nor is it necessarily indicative of future results.  In addition, the restated pro forma balance sheet includes pro forma allocation of the purchase price based upon preliminary estimates of the fair value of the assets acquired.  These allocations may be adjusted in the future upon finalization of these preliminary estimates.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
PROFORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2010
		Pro Forma Adjustments
	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	St. Andrews Apartments (b)	Pro Forma Total

Assets
Investments in unconsolidated real estate joint venture	$6,470,495		$6,470,495
Cash and cash equivalents	197,942		197,942
Deferred financing, net	113,612		113,612
Due from affiliates	45,136		45,136
Other assets	13,197		13,197
Total assets	$6,840,382	$-	$6,840,382

Liabilities and shareholders' equity
Notes payable to affiliates	$4,834,642		$4,834,642
Accounts payable and accrued liabilities	178,938		178,938
Distributions payable	33,161		33,161
Total liabilities	5,046,741	-	5,046,741

Redeemable common stock	47,693		47,693

Shareholders' equity
Preferred stock, $0.01 par value, 250,000,000 shares
authorized; none issued and outstanding			-
Common stock, $0.01 par value, 749,999,000 shares
authorized; 594,429 shares issued and outstanding	5,944		5,944
Nonvoting convertible stock, $0.01 par value per share;
1,000 shares authorized, none issued and outstanding	10		10
Additional paid-in-capital	4,159,179		4,159,179
Cumulative distributions and net loss	(2,419,185)		(2,419,185)
Total shareholder' equity	1,745,948	-	1,745,948
Total liabilities and shareholders' equity	$6,840,382	$-	$6,840,382

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2010

(a)	Reflects our historical balance sheet as reported in the Quarterly Report on Form 10-Q as of September 30, 2010.
(b)
The purchase of the Augusta property was completed on September 1, 2010 and is included in the September 30, 2010 historical balance sheet as reported in the quarterly report on Form 10-Q as of September 30, 2010.  The aggregate purchase price for the Augusta property was approximately $24.95 million, plus closing costs and, through a consolidated joint venture, was funded by a combination of debt and a loan from an affiliate of our advisor.

Property	Joint Venture interest	Managing Member LLC interest	Indirect Equity Interest in Property
Augusta	50%	50%	25%

We analyzed our interest in the managing member LLC to determine (a) if the LLC is a variable interest entity (a “VIE”), and (b) if so, if we are the primary beneficiary.  Our contribution into the managing member LLC was funded through a loan from an affiliate who is another investor in the managing member LLC, thus our equity investment is not at risk. Since unanimous approval is required by all members to direct the activities that most significantly impact the managing member LLC’s economic performance, the holder of the equity investment at risk lacks that power and thus we concluded that the managing member LLC entity is a VIE.  We are not the primary beneficiary because we do not have the power to direct the activities that most significantly impact the economic performance of the managing member LLC and would not be considered to be the investor that is most closely associated with the entity among the related party investors.  As a result, our investments are reflected as investments in unconsolidated joint ventures under the equity method of accounting.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2010

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	St. Andrews Apartments		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$133,676	$51,328	(d)	$185,004
Acquisition costs to affiliates	350,115	(109,156	)(b)	240,959
General and adminsitrative	259,485	-		259,485
Total expenses	743,276	(57,828)		685,448

Other operating activities
Equity in loss of unconsolidated joint venture	(941,579)	(31,221	)(c)	(972,800)

Operating loss	(1,684,855)	26,607		(1,658,248)

Other income (expense)
Interest income	319	(674	)(e)	(355)
Interest expense	(178,640)	(101,403	)(f)	(280,043)

Total other income (expense)	(178,321)	(102,077)		(280,398)

Net loss	(1,863,176)	(75,470)		(1,938,646)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Nine Months Ended September 30, 2010

(a)	Reflects the historical financial information of the Company as reported in the Quarterly Report on Form 10-Q as of September 30, 2010.
(b)	Represents the acquisition fee due to the advisor on September 30, 2010. For these pro forma statements the acquisition fee was recognized during the year ended December 31 2009.
(c)	Represents the pro-forma equity in loss for the nine months ended September 30, 2010.
(d)
Represents the pro-forma asset management fees due to affiliate for the nine months ended September 30, 2010.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.

(e)	Represents accumulated amortization of the financing fee for the nine months ended September 30, 2010.
(f)
Represents interest expense for the nine months ended September 30, 2010 on the $1.9 million loan made to us by an affiliate of the advisor used for the acquisition of the Augusta property.  The loan has a six-month initial term and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2009

	Bluerock Enhanced Multifamily Trust, Inc. Historical (a)	St. Andrews Apartments		The Apartments at Meadowmont		The Reserve at Creekside Village		Springhouse at Newport News		Pro Forma Total

Certain operating expenses
Asset management fees to affiliates	$9,140	$76,992		$72,235		$32,300		$109,688	(d)	$300,355
Acquisition costs to affiliates	191,953	109,156		105,219		56,525			(b)	462,853
General and administrative	45,391									45,391
Total expenses	246,484	186,148		177,454		88,825		109,688		808,599

Other operating activities
Equity in loss of unconsolidated joint venture	(176,752)	(188,724)		(315,464)		(148,121)		(433,323	)(c)	(1,262,384)

Operating loss	(423,236)	(374,872)		(492,918)		(236,946)		(543,011)		(2,070,982)

Other income (expense)
Interest expense	(15,685)	(898)		(2,316)		(812)		(4,388	)(e)	(492,475)
		(135,204	)(f)	(101,999	)(g)	(38,357	)(h)	(192,816	)(i)	(960,851)
Total other income (expense)	(15,685)	(136,102)		(104,315)		(39,169)		(197,204)		(1,453,326)

Net loss	(438,921)	(510,974)		(597,233)		(276,115)		(740,215)		$(2,563,458)

See accompanying notes

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.
Notes to Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2009

(a)	Reflects the historical financial information of the Company as reported in the Restated Annual Report on Form 10-K/A as of December 31, 2009.
(b)	Represents the acquisition fee due to the advisor. We pay the advisor an acquisition fee equal to 1.75% of the cost of investments acquired.
(c)	Represents the pro-forma equity in loss for the year ended December 31, 2009.
(d)
Represents the pro-forma asset management fees due to affiliates for the year ended December 31, 2009.  With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 1.0% of the cost of the asset where the cost equals the amount actually paid, excluding acquisition fees and expenses, including any debt attributable to the asset.  The asset management fee will not be payable until stockholders have received distributions in an amount equal to at least a 6% per annum, cumulative non-compounded return on invested capital, at which time all amounts become due and payable.

(e)	Represents accumulated amortization of the financing fee for the year ended December 31, 2009.
(f)
Represents interest expense for the year ended December 31, 2009 on the $1.9 million loan made to us by an affiliate of the advisor used for the acquisition of the Augusta property.  The loan has a six-month initial term and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

(g)
Represents interest expense for the year ended December 31, 2009 on the $1.4 million loan made to us by an affiliate of the advisor used for the acquisition of the Meadowmont property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on June 8, 2010

(h)
Represents interest expense for the year ended December 31, 2009 on the $542,000 loan made to us by an affiliate of the advisor used for the acquisition of the Creekside property.  The loan had a six-month initial term and bore interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma. The loan plus accrued interest was paid in full on September 28, 2010.

(i)
Represents interest expense for the year ended December 31, 2009 on the $2.8 million loan made to us by an affiliate of the advisor used for the acquisition of the Springhouse property.  The loan has a six-month initial term, that has subsequently been extended, and bears interest at a rate of 30-day LIBOR + 5% subject to a minimum rate of 7%, which is the assumed rate for this pro forma.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK ENHANCED MULTIFAMILY TRUST, INC.

DATE: January 19, 2010                                                                         /s/ R. Ramin Kamfar
R. Ramin Kamfar
Chief Executive Officer and Chairman of the Board
(Principal Executive Officer)